                                     EXHIBIT ___


                                 SETTLEMENT AGREEMENT


I.  PRELIMINARY STATEMENT

    A. PARTIES. The parties to this Settlement Agreement are Acacia Research Corporation ("Acacia") and Whitewing Labs, Inc. ("Whitewing") on the one hand, and Christopher D. Hodges and Ann P. Hodges (collectively, the "Hodges") on the other hand.

    B. RECITALS. This Settlement Agreement is entered into with respect to the following facts:

         (1) In or about October 1993, the Hodges became employed by Acacia. At or around the same time, Ann Hodges became an officer and director of Acacia, and an officer of Whitewing. (Christopher Hodges contends that he too was a director of Acacia, but Acacia disagrees.) As part of their compensation packages, Christopher Hodges received options to purchase 50,000 shares of Acacia common stock at $2.00 per share, and Ann Hodges received options to purchase 50,000 shares of Acacia common stock at $2.00 per share and options to purchase 10,000 shares of Whitewing common stock at $.133 per share (collectively the "Stock Options").

         (2) In or about October 1994, the Hodges's employment by Acacia was terminated, and they resigned from all of their positions at Acacia and Whitewing. In or about November 1994, Acacia, Whitewing, and the Hodges executed a Termination and Consulting Agreement (the "Termination Agreement") which, among other things, purported to confirm the continuing validity of the Stock Options.

         (3) In February 1996, Ann Hodges attempted to exercise her Stock Options to purchase Whitewing common stock. In March 1996, Acacia and Whitewing informed the Hodges that the companies believed the Stock Options and Termination Agreement were null and void because they had been obtained through fraud and duress. As a result, Whitewing refused to permit Ann Hodges to exercise any of her Stock Options to purchase Whitewing common stock.

         (4) In May 1996, the Hodges attempted to exercise 10,000 of their 100,000 Stock Options to purchase Acacia common stock. Acacia refused to permit the Hodges to exercise any of these Stock Options.

         (5) In August 1996, the Hodges filed an action in the United States District Court for the Central District of California entitled CHRISTOPHER
    D. HODGES, ET AL. V. ACACIA

    RESEARCH CORPORATION, ET AL., USDC Case No. 96-5551 R (Ex) (the "Action"). In the Action, the Hodges allege that Acacia and Whitewing breached the Termination Agreement and the parties' prior agreements concerning the Stock Options by refusing to permit the Hodges to exercise any of the Stock Options.

         (6) In October 1996, Acacia and Whitewing filed a cross-complaint for fraud, duress, and declaratory relief against the Hodges (the "Cross-Action"). In the Cross-Action, Acacia and Whitewing seek a judicial declaration that the Termination Agreement and Stock Options are null and void, and also seek the return of money previously paid to the Hodges.

         (7) To avoid the expense and inconvenience of protracted litigation, the parties desire to bring an end to the Action and the Cross-Action, and to settle and release one another from all of the claims and disputes between them.


II. SETTLEMENT OF CLAIMS

         In full settlement of all their respective claims and in consideration of the mutual promises set forth in this Settlement Agreement, the parties agree:

    A.   CONSIDERATION BY ACACIA AND WHITEWING.

         (1) Upon execution of this Settlement Agreement, Acacia will deliver to the Hodges a check payable to the Hodges in the amount of $25,000.00.

         (2) Upon execution of this Settlement Agreement, Acacia will grant the Hodges nontransferable options to purchase an aggregate amount of 120,600 shares of Acacia common stock, in the form set forth on the Form of Option Agreement, attached hereto as Exhibit A (the "Settlement Options"). These Settlement Options will not, however, vest to the Hodges immediately, but instead will vest to the Hodges over time, according to the following schedule: 6,700 Settlement Options will vest with the Hodges on the date of execution of this Settlement Agreement; thereafter, during each of the next 17 months and on the monthly anniversary of the date of execution of this Settlement Agreement, 6,700 additional Settlement Options will vest with the Hodges. These monthly issuances of Settlement Options are subject to termination, and the aggregate amount of Settlement Options exercisable by the Hodges is subject to reduction, pursuant to the terms of Paragraph II.A.(3) below. The exercise price of all of the Settlement Options (I.E., the price the Hodges will pay Acacia for a share of Acacia common stock if they choose to exercise any of the Settlement Options) will be fixed at 15% below the average selling price of a share of Acacia common stock (on the Nasdaq National Market System) on the date the Settlement

    Options are granted.

         (3) Any Settlement Options not exercised by the Hodges within 18 months of the date of execution of this Settlement Agreement will automatically expire on the 18th-month anniversary of the date of execution of this Settlement Agreement. Upon the expiration of the unexercised Settlement Options, Acacia will pay the Hodges the sum of $475,000.00 (the "Settlement Amount"), which sum will be reduced by any profits realized by the Hodges through the exercise of any of the Settlement Options (without offsetting or otherwise considering any transaction which results in a monetary loss to the Hodges). For purpose of this Paragraph, the amount of profit realized by the Hodges through the exercise of a Settlement Option will be calculated by subtracting the exercise price of the Option from the average selling price of a share of Acacia common stock (on the Nasdaq National Market System) on the date of exercise. Thus, for example, if the exercise price of the Settlement Options were fixed at $7.00 per share, and the Hodges exercise 10,000 Settlement Options on a date when the average selling price of a share of Acacia common stock were $10.00 per share, the Hodges would realize profits of $30,000.00 from the exercise of the Options, and the Settlement Amount would be reduced by this $30,000.00.
    If, at any time prior to the date on which the Settlement Amount becomes due and owing, the Hodges have realized total profits of $475,000.00 from the exercise of Settlement Options, then Acacia's obligation to pay any of the Settlement Amount will automatically terminate, Acacia's obligation to issue any additional Settlement Options to the Hodges will automatically terminate, and any unexercised Settlement Options previously issued to the Hodges will automatically become null and void.

         (4) Except as provided in Paragraph II.A.(3) above, the Hodges may at any time exercise any of the Settlement Options that have been vested, but they need not exercise any Settlement Options at any time, and their right to exercise Settlement Options will accumulate as the Options are issued to them on a monthly basis.

         (5) The Hodges will be entitled to registration rights with respect to the common stock issued to them upon exercise of the Settlement Options in accordance with the terms set forth on Exhibit B attached hereto.

         (6) Upon execution of this Settlement Agreement, Acacia and Whitewing will stipulate to the dismissal with prejudice of the Cross-Action, with each party to bear its own costs and attorneys' fees.

    B.   CONSIDERATION BY THE HODGES.

         (1)  Upon execution of this Settlement Agreement, the

    Hodges will stipulate to the dismissal with prejudice of the Action, with each party to bear its own costs and attorneys' fees.

III.     MUTUAL WAIVERS AND RELEASES

    A. RELEASE OF ALL CLAIMS. Except as to the obligations of the parties under this Settlement Agreement, and in further consideration for the execution of this Settlement Agreement:

         (1) Acacia, on behalf of itself and its partners, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, investors, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns, hereby forever and fully releases and discharges the Hodges, and each of their respective partners, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns from any and all claims, rights, demands, liens, agreements, contracts, warranties, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, attorneys' fees, expenses, accounts, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether or not concealed or hidden, which exist, may exist, have existed, or may have existed, or which hereafter can, will, or may exist, based on any facts, events, or omissions occurring prior to the date hereof, including but not limited to claims asserted in the Cross-Action.

         (2) Whitewing, on behalf of itself and its partners, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, investors, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns, hereby forever and fully releases and discharges the Hodges, and each of their respective partners, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns from any and all claims, rights, demands, liens, agreements, contracts, warranties, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, attorneys' fees, expenses, accounts, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether or not concealed or hidden, which exist, may exist, have existed, or may have existed, or which hereafter can, will, or may exist, based on any facts, events, or omissions occurring prior to the date hereof, including but not limited to claims asserted in the Cross-Action.

         (3) The Hodges, on behalf of themselves and their respective partners, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns, hereby forever and fully release and discharge Acacia and each of its partners, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, investors, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns from any and all claims, rights, demands, liens, agreements, contracts, warranties, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, attorneys' fees, expenses, accounts, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether or not concealed or hidden, which exist, may exist, have existed, or may have existed, or which hereafter can, will, or may exist, based on any facts, events, or omissions occurring prior to the date hereof, including but not limited to claims asserted in the Action.

         (4) The Hodges, on behalf of themselves and their respective partners, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns, hereby forever and fully release and discharge Whitewing, and each of its partners, parents, subsidiaries, divisions, affiliates, officers, directors, shareholders, investors, employees, representatives, agents, attorneys, transferors, transferees, predecessors, successors, and assigns from any and all claims, rights, demands, liens, agreements, contracts, warranties, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, attorneys' fees, expenses, accounts, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether known or unknown, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, and whether or not concealed or hidden, which exist, may exist, have existed, or may have existed, or which hereafter can, will, or may exist, based on any facts, events, or omissions occurring prior to the date hereof, including but not limited to claims asserted in the Action.

         (The claims identified in subparagraphs III.A.(1), III.A.(2), III.A.(3), and III.A.(4) above are collectively referred to herein as the "Released Claims.")

    B. WAIVER OF OTHER CLAIMS. The parties each acknowledge that there is a possibility that, subsequent to the execution of this Settlement Agreement, they will discover facts or incur or suffer claims which were unknown or unsuspected at the time this Settlement Agreement was executed, and which if known by them at that time may have materially affected their decision to execute this Settlement Agreement. The parties acknowledge and agree that by reason of this Settlement Agreement and the releases of the Released Claims, they are assuming any risk of such unknown facts and such unknown and unsuspected claims. The parties have each been advised of the existence of Section 1542 of the California Civil Code, which provides:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH
         A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN
         HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE,
         WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY
         AFFECTED HIS SETTLEMENT WITH A DEBTOR.

Notwithstanding such provisions, this Settlement Agreement will constitute a full and mutual release in accordance with its terms. Each of the parties knowingly and voluntarily waive the provisions of Section 1542, as well as any other statute, law, or rule of similar effect, and acknowledge and agree that this waiver is an essential and material term of this Settlement Agreement, and that without such waiver the Settlement Agreement would not have been entered into. The parties hereby represent that they have been advised by their legal counsel, and understand and acknowledge the significance and consequence of their releases and of this specific waiver of
Section 1542 and other such laws.

IV. REPRESENTATIONS AND WARRANTIES OF THE HODGES

    A. REPRESENTATIONS AND WARRANTIES. Each of the Hodges severally represents and warrants to Acacia and to each other that such person:

         (1) is acquiring the Settlement Options for such person's own account as an investment and without an intent to distribute;

         (2) acknowledges that the Settlement Options have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Settlement Options and any shares of Acacia common stock received upon exercise of the Settlement Options may not be resold or transferred by such person without appropriate registration or the availability of an exemption from such requirements; and

         (3) has such knowledge and experience in business and financial matters in general as to be capable of evaluating Acacia, its proposed activities, and the risks and merits of an investment in the Settlement Options and any shares of Acacia common stock received upon exercise of the Settlement Options.

By making payment for any Acacia common stock received upon exercise of any Settlement Option, or by taking delivery of any Settlement Option or any Acacia common stock, each of the Hodges will be deemed to have reaffirmed such representation and warranty at and as of the date of such payment or delivery.

V.  MISCELLANEOUS PROVISIONS

    A. DISCLAIMER OF LIABILITY. Nothing in this Settlement Agreement will be construed as an express or implied admission or acknowledgment by the parties that they have any liability to one another in connection with the Action.

    B. CONFIDENTIALITY. The parties agree to keep the terms and conditions of this Settlement Agreement confidential, and will not disclose its terms or conditions to anyone other than their respective professional business, accounting, and legal advisors (who will similarly keep the terms and conditions of this Settlement Agreement confidential), except as required by law. The parties hereto acknowledge that Acacia is subject to the securities laws as a publicly-traded company and will therefore be required to disclose all or portions of this Agreement in accordance with applicable securities laws.

    C. ADDITIONAL DOCUMENTATION AND COOPERATION WITH FURTHER PROCEEDINGS. The parties agree to promptly execute such additional documentation, and to cooperate in further proceedings necessary to effectuate the terms of this Settlement Agreement, without charge or other consideration.

    D. NO ASSIGNMENT OF CLAIMS. The parties represent to one another that they have not assigned, transferred, or encumbered any of the Released Claims. Each of the parties agrees to indemnify and hold harmless each of the others from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred by the others as a result of any person asserting such an assignment or transfer.

    E. TAX WITHHOLDING. Upon exercise of any Settlement Option, the Hodges shall pay to Acacia any taxes on income or gain or other charges which the Hodges may be required to pay or the Company may be required to withhold with respect to such event.

    F. AUTHORITY OF NON-INDIVIDUAL PARTIES. Acacia and Whitewing represent to the Hodges that they each have the authority to enter into this Settlement Agreement on behalf of themselves and their respective directors, shareholders, and/or partners. Each of these non-individual parties agrees to indemnify and hold harmless the Hodges from any liabilities, claims, demands, damages, costs, expenses, and attorneys' fees incurred as a result of any person or entity asserting a lack of such authority.

    G.   INTEGRATION AND MUTUAL REPRESENTATIONS.  This Settlement
Agreement constitutes the entire agreement and understanding between the parties concerning the subject matter hereof, and supersedes and replaces all prior negotiations, proposed agreements, and agreements, written or oral, relating thereto. Each of the parties has read this Settlement Agreement and understands the contents thereof. Each of the parties has made such an investigation of the facts pertinent to this Settlement Agreement and all of the matters pertaining to it as they deemed necessary. Each of the parties acknowledges that, in entering into this Settlement Agreement, it has not relied on any representation made by any party that is not contained in this Settlement Agreement. Each of the parties acknowledges that it has been represented by legal counsel of its own choice throughout all negotiations which preceded the execution of this Settlement Agreement, and that it has executed this document with the advice and consent of such legal counsel.

    H. GOVERNING LAW. The parties acknowledge and agree that the laws of the State of California govern their rights under this Settlement Agreement. All questions concerning the construction of this Settlement Agreement and the rights and liabilities of the parties hereunder will be governed by the laws of the State of California in effect as of the date hereof (without giving effect to the conflicts of laws principles thereof), and this Settlement Agreement will be deemed to have been executed and performed in the County of Los Angeles. Should any action or other proceeding be necessary to enforce any of the provisions of this Settlement Agreement, the action will be filed in state or federal court in the County of Los Angeles.

    I. ATTORNEYS' FEES. Should any action or other proceeding be necessary to enforce any of the provisions of this Settlement Agreement, the prevailing party will be entitled to recover its costs and reasonable attorneys' fees.

    J. BINDING EFFECT. This Settlement Agreement will be binding on and inure to the benefit of the parties and their successors in interest, their predecessors in interest, and their assigns.

    K. AMENDMENTS. This Settlement Agreement may be amended, modified, canceled, or waived only by written instrument executed by each of the parties.

    L. UNENFORCEABLE TERMS. If any provision of this Settlement Agreement is adjudicated to be unenforceable or invalid for any reason, that part will be severed from the balance of this Settlement Agreement and the validity and enforceability of the remainder of this Settlement Agreement will in no way be affected or impaired, unless the severed portion was essential to the intended purpose of this Settlement Agreement. If the severed portion was essential to the intended purpose of this Settlement Agreement, then the party who was to receive the benefit of the severed portion has the option to void this Settlement Agreement. The parties expressly agree that paragraphs II.A.(1), II.A.(2), II.A.(3), II.A.(4), II.A.(5), II.A.(6), II.B.(1),
III.A.(1), III.A.(2), III.A.(3), III.A.(4), III.B., IV.A.(1), IV.A.(2),
IV.A.(3), and IV.A.(4) are each essential to the intended purpose of this Settlement Agreement.

    M. WAIVER OF TERMS. A waiver of any term or condition of this Settlement Agreement will not be deemed to be, and may not be construed as, a waiver of any other term or condition hereof.

    N. NEUTRAL CONSTRUCTION. This Settlement Agreement will be construed neutrally, and will not be applied more strictly against one party than another.

    O. EXECUTION IN COUNTERPARTS. This Settlement Agreement may be executed in any number of counterparts, which together will constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this ten-page (excluding exhibits) Settlement Agreement as of May 7, 1997.

                                  ACACIA RESEARCH CORPORATION


                                  By   /s/  R. BRUCE STEWART
                                     -----------------------------
                                  Its  Chief Financial Officer
                                     -----------------------------


                                  WHITEWING LABS, INC.


                                  By   /s/  CYNTHIA A. KOLKE
                                     -----------------------------
                                  Its   President
                                     -----------------------------

Approved as to Form:

O'MELVENY & MYERS LLP
ALAN RADER
CRAIG A. CORMAN


By   /S/  CRAIG A. CORMAN
   -------------------------------
         Craig A. Corman
   Attorneys for ACACIA RESEARCH
   CORPORATION and WHITEWING LABS, INC.

                                    /s/ CHRISTOPHER D. HODGES
                                    -----------------------------
                                       CHRISTOPHER D. HODGES



                                    /s/ ANN P. HODGES
                                    -----------------------------
                                       ANN P. HODGES



Approved as to Form:

AKERMAN, SENTERFITT & EIDSON, P.A.
TERRANCE A. BOSTIC


By   /s/  TERRANCE A. BOSTIC
   ------------------------------------
         Terrance A. Bostic
   Attorneys for CHRISTOPHER D. HODGES
   and ANN P. HODGES

                                 EXHIBIT A

           NON-TRANSFERABLE, NONQUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT dated as of the 7th day of May, 1997, between Acacia Research Corporation, a California corporation (the "Company"), and Christopher D. Hodges and Ann P. Hodges (the "Hodges").

                             W I T N E S E T H

         WHEREAS, pursuant to the terms of the Settlement Agreement with the Hodges dated May 7, 1997 (the "Settlement Agreement"), the Company has granted to the Hodges effective as of the date hereof (the "Option Date") a stock option to purchase authorized but unissued or treasury shares of Common Stock of the Company (the "Common Stock"), upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the execution of the Settlement Agreement, the mutual promises and covenants made herein and therein and the mutual benefits derived, the parties agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Settlement Agreement. The term "Shares", as used herein, refers to shares of the Common Stock and of any stock or any other securities or property into which the Shares may hereafter be changed.

         2. GRANT OF OPTION; EXERCISE PRICE; VESTING LIMITS. (a) This Agreement evidences the Company's grant to the Hodges of the right and option to purchase, subject to the terms and conditions set forth herein, all or any part of an aggregate of 120,600 shares of the Common Stock (the "Option") at a price per share of $4.25 (as from time to time adjusted hereunder, the "Exercise Price"), representing a price equal to 85% of the fair market value of the Common Stock on the date hereof.

         (b) The Option shall vest and may be exercised as follows: 6700 Shares (subject to adjustment pursuant to Section 7 of this Agreement) on the date of this Agreement, and 6700 Shares (subject to adjustment pursuant to Section 7 of this Agreement) on each of the successive seventeen monthly anniversaries of the date of this Agreement thereafter.

         (c) Once exercisable, the Option may be exercised, from time to time, in whole or in part, prior to the close of business on November 7, 1998, subject to earlier termination under Section 7 below, and subject to reduction or termination pursuant to Section 2(d) below (the earliest of such dates, the "Expiration

Date"). The Exercise Price and the number of Shares purchasable upon exercise of the Option shall be subject to adjustment as provided in Section 7.

         (d) Options with respect to any Shares not exercised by the Hodges prior to the Expiration Date automatically expire on such Expiration Date. If, at any time prior to the Expiration Date, the Hodges have realized total profits of $475,000.00 from the exercise of Options as calculated in accordance with Paragraph II.A.(3) of the Settlement Agreement, then the Option (or such portion of the Option which, if exercised, would increase the Hodges' profit under such calculation to an amount in excess of $475,000.00) shall thereupon cease vesting, and any unexercised Options previously issued to the Hodges will automatically become null and void.

         (e) Except as provided in Section 2(d) above, the Hodges may at any time exercise all or any part of the Options that have vested, but they need not exercise all or any part of the Options at any time, and their right to exercise the Options will accumulate as the Options vest in accordance with this Agreement.

         (f) The Hodges will be entitled to registration rights with respect to the Shares in accordance with the terms set forth in the Settlement Agreement.

         3. EXERCISABILITY OF OPTION. Upon payment in cash, bank cashier's check or by wire transfer of the Exercise Price, the Company shall cause to be delivered to the Hodges one or more certificates for the Shares so purchased. The certificate shall be deemed to have been issued as of the date of the surrender of the Option as to such number of Shares for which the Exercise Price has been paid. If less than all of the Option is exercised, the Hodges or the Company may request an exchange of this Agreement for a new option agreement in substantially the same form in respect of the remaining number of Shares subject to the Option. No fewer than 1000 Shares may be purchased at any one time, unless the number purchased is the total number at the time remaining for purchase under the Option. No adjustment shall be made for any cash dividends declared or paid on Shares issuable on the exercise of the Option.

         4. METHOD OF EXERCISE OF OPTION. The Option may be exercised only by the delivery to the Company of a written executed notice substantially in the form of EXHIBIT I hereto stating the number of Shares as to which it is being exercised and accompanied by payment in full in cash, bank cashier's check or by wire transfer, of an amount equal to the Exercise Price per Share multiplied by the number of Shares to be purchased, plus an amount sufficient to pay all withholding or other taxes or charges associated with such exercise.

         5.   COMPLIANCE WITH LAWS.

         (a) SECURITIES LAWS. The issuance and delivery of the Shares are subject to compliance with all applicable federal and state securities laws, and to such approvals by any listing, regulatory or governmental authority as may be necessary in connection therewith. Any securities delivered under this Agreement shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may reasonably deem necessary or advisable to assure compliance with such legal requirements. Optionee acknowledges that it is acquiring the Option and if applicable any of the Shares for investment purposes and not with a view to or for sale in connection with the distribution thereof. Neither the Option nor the Shares have been registered under the 1933 Act or any state securities laws. Prior to their registration, the Shares will be considered "restricted securities" under Rule 144 under the 1933 Act and neither the Shares nor any interest therein may be sold or otherwise disposed of without such registration or an opinion of counsel to the Company that an exemption from applicable registration requirements is available. Any permitted transferee shall be subject to similar restrictions.

         (b) TAX WITHHOLDING. Upon exercise of the Option, the Hodges shall pay to the Company any taxes on income or gain or other charges which the Hodges may be required to pay or the Company may be required to withhold with respect to such event.

         (c) PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes, if any, attributable to this Agreement or the issuance of any of the Shares or other securities upon the exercise of the Option, PROVIDED, HOWEVER, that the Company shall not be required to permit (or to pay any tax or taxes which may be payable in respect of) any transfer involved in the issue of any certificate for Shares in a name other than that of the Hodges.

         (d) RESERVATION OF SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Shares or its authorized and issued Shares held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of the Option, the full number of Shares deliverable upon exercise of the Option.

         6. NON-TRANSFERABILITY OF OPTION. The Option and any other rights of the Hodges under this Agreement are exercisable only by the Hodges, are nontransferable and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company), except by operation of law or by will or the laws of descent and distribution. The Company may disregard any attempt at transfer, assignment or other alienation prohibited hereby.

         7.   ADJUSTMENT OF EXERCISE PRICE, NUMBER OF SHARES

PURCHASABLE. The Exercise Price and the number of Shares purchasable upon the exercise of the Option are subject to adjustment by action both of the Board of Directors of the Company from time to time as provided in this
Section 7.

         (a) ADJUSTMENT EVENTS. If there shall occur any stock split, dividend payable in stock, reverse stock split, merger or other reorganization, or exchange of Shares or other securities of the Company, or there shall occur any other fundamental change or event in respect of the Shares or a sale of substantially all the assets of the Company as an entirety, then the Board of Directors shall

    (i) equitably and proportionately adjust (i) the number and type of Shares (or other securities or property) subject to the then outstanding Option, (ii) the exercise price of the Option, and (iii) the securities and/or property deliverable upon exercise of the Option; or

    (ii) in the case of a merger or other reorganization that the Company does not survive, or a sale of substantially all of the assets of the Company as an entirety, provide for the substitution or exchange of the Option (or the Shares deliverable on exercise of the Option) for a right to acquire the consideration payable to holders of other Shares of the Company upon or in respect of such event subject to the continuing limitations on vesting and exercise in
         Section 2.

         If, in the case of any such event, the stock or other securities or property receivable on common shares by shareholders of the Company includes shares of stock or other securities or property of or from an entity other than a successor legally bound hereby, such other entity shall execute and deliver for the benefit of the Hodges an agreement to be bound hereby, together with such additional provisions to protect the interests of the Hodges as the Board of Directors shall reasonably consider necessary by reason of the foregoing.

         In the event of a merger or other reorganization that the Company does not survive, or a sale of substantially all of the assets of the Company as an entirety, the Board of Directors may in its discretion determine that each Option shall become immediately exercisable, and Shares shall immediately vest free of restrictions. Any acceleration of Awards shall comply with applicable legal requirements. If any Option or other right to acquire Shares under this Agreement has been so accelerated, but the Hodges fail to exercise such Option prior to the consummation of such reorganization or sale, such Option or right shall thereupon terminate.

         The provisions of this Section 7 shall bind the Hodges to all adjustments or substitutions made by the Board of Directors in good faith in accordance with the terms hereof and shall apply to any successive recapitalization, reorganization or other referenced events.

         (b) NO SHAREHOLDER RIGHTS. Nothing contained in this Agreement shall be construed as conferring upon the Hodges (i) any right to vote or receive dividends or rights or to be deemed for any purpose the holder of Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Option, (ii) any other rights of a shareholder of the Company, (iii) any right to vote upon any matter submitted to shareholders at any meeting thereof, (iv) any authority to give or withhold consent to any corporate action, or (v) to receive notice of meetings, until the Option shall have been duly exercised as provided herein.

         (c)  EFFECTIVE DATE.  Except as provided herein, adjustments under
Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive the applicable rights contemplated thereby. Nevertheless, the Company may elect to defer the effectiveness of such adjustment (but in no event to a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Option exercised after such record date and before such adjustment shall have become effective (i) defer issuing the number of Shares or other securities or deliverable upon such exercise in excess of the number of Shares or other securities or property of the Company issuable thereupon prior to adjustment, and (ii) not later than five business days after such adjustment shall have become effective issue to such holder the additional Shares or other securities or property issuable on such exercise.

         (d) DE MINIMIS EXCEPTION. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price per Share; PROVIDED, that any adjustments which by reason of this Section 7(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
 All calculations under this Section 7 shall be made to the nearer cent or to the nearer one-hundredth of a Share, as the case may be. The Company shall not be required to issue any fractional share, but any fractional share interest shall be paid in cash equal to the fair market value of the applicable percentage of a share in lieu thereof or, at the Company's election, paid in a fractional or whole Share.

         (e) FORM. Irrespective of any adjustments in the exercise price or the number or kind of shares that may be acquired upon the exercise of the Option, this Agreement may continue to express the same Exercise Price per share and number and kind of Shares as are originally set forth in this Agreement.

         8. NO RESTRICTIONS ON CORPORATE AUTHORITY; TERMINATION OF OPTION ON LIQUIDATION OF THE COMPANY. The provisions of this Agreement shall not be deemed to restrict in any way any rights of the shareholder(s) or the Board, acting in good faith, during the term of this Agreement to dissolve, reorganize or take any other action or make any other change (fundamental or otherwise) affecting the structure, existence, organization, operations or business of the Company or any of its subsidiaries. This Option and all rights hereunder shall terminate if the Option is not exercisable or exercised prior to a dissolution of the Company. All decisions, including adjustments, by the Board or the Board of Directors made in good faith under this Agreement shall be binding and conclusive on the Hodges.

         9. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal offices located at 12 South Raymond Avenue, Pasadena, California 91105 to the attention of the Chief Financial Officer and Corporate Secretary, and to the Hodges at the address given beneath their signatures hereto, or to such other address as either party may hereafter designate in writing delivered to the other party expressly for such purposes.

         10. AMENDMENTS. This Agreement may be amended only by a writing signed by the Company and the Hodges.

         11. SUCCESSORS; BENEFIT. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Hodges shall bind and inure to the benefit of their respective successors and permitted assigns hereunder. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Hodges any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Hodges and any such permitted assigns or successors.

         12. TERMINATION. This Agreement shall terminate at the close of business on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate upon the exercise of the Option in accordance with these terms, in its entirety.

         13. GOVERNING LAW. THIS AGREEMENT AND THE OPTION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF CALIFORNIA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE, SUBJECT TO THE GENERAL CORPORATION LAW OF THE STATE OF INCORPORATION OF THE COMPANY AS TO MATTERS GOVERNED THEREBY AS A MATTER OF CORPORATION LAW.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         15. HEADINGS. The headings used in this Agreement are inserted for convenience only and neither constitute a portion of this Agreement nor in any manner affect the construction of the provisions of this Agreement.

         16. EFFECTIVE DATE. This Agreement and the Option evidenced hereby shall be granted as of the Effective Date and subject to the effectiveness of the Settlement Agreement.

         17. NONQUALIFIED STOCK OPTION. The Option are not, and are not intended as, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Hodges have duly executed this Agreement.

                             ACACIA RESEARCH CORPORATION, a
                             California corporation



                             By  /s/ R. BRUCE STEWART
                               --------------------------------
                             Title  Chief Financial Officer
                                  -----------------------------


                             CHRISTOPHER D. HODGES


                                /s/ CHRISTOPHER D. HODGES
                             ----------------------------------

                             ----------------------------------
                                       (Address)

                             ----------------------------------
                                  (City, State, Zip Code)


                             ANN P. HODGES


                                 /s/  ANN P. HODGES
                             ----------------------------------

                             ----------------------------------
                                       (Address)

                             ----------------------------------
                                  (City, State, Zip Code)

Notational Record of Exercise:

-----------------------------------------------------------------
-----------------------------------------------------------------
        Date         Number of Shares       Amount Received
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

                                                                 EXHIBIT I

                         FORM OF EXERCISE OF OPTION

               ( TO BE EXECUTED UPON ANY EXERCISE OF OPTION )



         The undersigned hereby irrevocably elects [check applicable box(es)]

    / / To exercise the rights, evidenced by the Non-Transferable, Nonqualified Stock Option Agreement dated as of ____________ ___, 1997 (the "Agreement"), to purchase _________ shares (the "Shares") and herewith tenders payment in full for such Shares as follows: [check applicable box]

         / / by certified or official bank check payable to the order of Acacia Research Corporation (the "Company") in the amount of $______________

         / /       by wire transfer to _______________________

in accordance with the terms of the Agreement and instructions from the Chief Financial Officer of the Company.

The Hodges request that a certificate for such Shares be registered to the
Hodges and delivered to:   ___________________________________.

If said number of Shares is less than all of the shares purchasable under the Agreement, the Hodges shall deliver the Agreement to the Company so that the Company can make notation of the partial exercise and the date hereof on the executed copies of the Agreement.

The Shares may be sold or otherwise transferred only in compliance with the Securities Act of 1933 and any applicable state laws and that the Shares are legended to assure compliance with such laws. The
Hodges severally represent that each of them will comply with the Agreement and all applicable securities laws as to any transactions in or with respect to the Shares.

Dated:              , 199
      ---------  ---     --


                             CHRISTOPHER D. HODGES


                             ---------------------------

                             ---------------------------
                             Insert Taxpayer I.D. No.
                               of Christopher Hodges)


                             ANN P. HODGES


                             ---------------------------

                             ---------------------------
                             Insert Taxpayer I.D. No.
                               of Ann P. Hodges)


To be completed by the Company after the price and receipt of funds verified:

ACCEPTED BY:

ACACIA RESEARCH CORPORATION,
  a California corporation


By:
    ----------------------------

Its:
    ----------------------------

                                 EXHIBIT B

                            PROCEDURES FOR THE
                           REGISTRATION OF SHARES

SECTION 1.  DEMAND REGISTRATION RIGHTS.

         (a) At any time, the Hodges may by written notice to Acacia request that Acacia register under the Securities Act of 1933, as amended, all or a portion of the Registrable Shares held by the Hodges (a "Demand Registration") and, subject to the provisions of this Agreement, Acacia shall use its reasonable best efforts to effect such registration on Securities and Exchange Commission Form S-3, as promptly as shall be practicable; PROVIDED, HOWEVER, that Acacia shall have no obligation under this Section 1(a) if the sale of the shares by the Hodges is then covered under any other Registration Statement that includes such shares on a continuing or other basis. For purposes of this Agreement, (i) "Registrable Shares" means the shares of Acacia's common stock issued or issuable upon exercise of a Settlement Option and held by the Hodges from time to time. Any such share of common stock will cease to be a Registrable Share when (a) a registration statement covering a Registrable Share has been declared effective by the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Exchange Act of 1934 or the Securities Act of 1933 (the "Commission"), and such share has been disposed of by the Hodges pursuant to such effective registration statement, (b) the Registrable Share is transferred to another person, (c) such share (after initial issuance) is held by Acacia or one of its subsidiaries or otherwise ceases to be outstanding, or (d) such share may be traded without restriction pursuant to paragraph (k) of Rule 144, if applicable; and (ii) "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

         (b) Each notice to Acacia shall set forth (i) the number of shares to be sold by the Hodges and (ii) the proposed manner of sale. Acacia shall have no obligation to effect any Demand Registration under this Section 1 unless the number of Registrable Shares in such Demand Registration shall be equal to at least 50,000 shares or, if lesser, the remaining Registrable Shares, but not less than 10,000 shares. The maximum number of such demands under this Section 1 shall be two (2); PROVIDED, HOWEVER, that no such demand may be made after the Expiration Date. A Registration Statement will not count as a Demand Registration hereunder unless it is declared effective by the Commission and remains effective for at least ninety (90) days or such shorter period which shall terminate when all of the Registrable
Shares covered by such Demand Registration have been sold pursuant to such Demand Registration; PROVIDED, HOWEVER, that in the event a Registration Statement is withdrawn at the request of the Hodges, they shall forfeit the demand registration rights granted pursuant to this
Section 1.

         (c) Acacia shall have the sole right to determine whether any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, and if Acacia so determines, Acacia alone shall have the right to select the managing underwriter or underwriters to administer the offering.

         (d) If the managing underwriter of an underwritten offering under this Section 1 advises Acacia in writing that in its opinion the number of shares requested to be included in such registration exceeds the number which can be sold in such offering, Acacia will include in such registration only the number of shares which in the opinion of such underwriter can be sold and may delay registering the balance of the shares in a non-underwritten offering for up to 120 days.

SECTION 2. SUSPENSION OF EFFECTIVENESS. Acacia's obligations under Section 1 above shall not restrict its ability to suspend the effectiveness of, or direct the Hodges not to offer or sell securities under, any Demand Registration, at any time, for such reasonable period of time which Acacia believes is necessary to prevent the premature disclosure of any events or information having a material effect on Acacia. In addition, Acacia shall not be required to keep any Demand Registration effective, or may, without suspending such effectiveness, instruct the Hodges not to sell such securities, during any period during which Acacia is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

SECTION 3. HOLDBACK AGREEMENT. In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of Acacia's common stock under a Registration Statement, whether or not Registrable Shares are included, the Hodges agree not to effect any public sale or distribution of Acacia's common stock (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by Acacia in a written notice duly given to the Hodges, which period shall commence approximately 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of such common stock under a Registration Statement and shall continue for up to 134 consecutive days.

SECTION 4. REGISTRATION PROCEDURES. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Agreement, Acacia shall, as expeditiously as possible:

         (a) prepare and file with the Commission a Registration Statement on Form S-3 with respect to such Registrable Shares and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the Hodges copies of such Registration Statement and such other documents as proposed to be filed (including copies of any document to be incorporated by reference therein), and thereafter furnish to the Hodges such number of copies as may be reasonably requested in writing by the Hodges of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such registration statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the Commission;

         (b) use its reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions within the United States as the Hodges reasonably (in light of the Hodges' intended plan of distribution) requests; PROVIDED that Acacia will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section (4)(b), (ii) subject itself to taxation in any such jurisdiction or
(iii) consent to general service of process in any such jurisdiction;

         (c) notify the Hodges, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of the Hodges, Acacia shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Hodges any such supplement or amendment;

         (d) notify the Hodges and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and Acacia shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (iii) of the receipt by Acacia of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

         Acacia may require the Hodges to furnish to Acacia such information regarding themselves and the distribution of such Registrable Shares as Acacia may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. The Hodges agree, by their acquisition of Registrable Shares and its acceptance of the benefits provided to it hereunder, to furnish promptly to Acacia all information required to be disclosed in order to make any previously furnished information not materially misleading.

         The Hodges agree that upon receipt of any notice from Acacia of the happening of any event of the kind described herein requiring the cessation of the distribution of a prospectus or the distribution of a supplemented or amended prospectus, the Hodges will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until the Hodges's receipt of the copies of the supplemented or amended prospectus contemplated by this Agreement, or until it is advised in writing by Acacia that the use of the prospectus may be resumed, and, if so directed by Acacia, the Hodges will deliver to Acacia (at Acacia's expense) all copies, other than permanent file copies then in the Hodges's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

SECTION 5. REGISTRATION EXPENSES. All expenses incident to Acacia's performance of or compliance with the registration of shares pursuant to this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel of Acacia and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for Acacia and its independent certified public accountants, securities acts liability insurance (if Acacia elects to obtain such insurance), the fees and expenses of any special experts retained by Acacia in connection with such registration, and fees and expenses of other persons retained by Acacia (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by Acacia; PROVIDED that in no event shall Registration Expenses payable by Acacia include any (i) underwriting discounts, commissions, or fees attributable to the sale of the Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by the Hodges or underwriters, or (iii) transfer taxes, if any.


                                      B-5